UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2015

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 17, 2015, General Electric Company (the "Company" or "GE") completed the previously announced split-off of Synchrony Financial ("Synchrony") through which the Company accepted 671,366,809 shares of GE common stock from its shareholders in exchange for 705,270,833 shares of Synchrony common stock that it owned (the "Exchange").

Synchrony's results for the periods prior to the Exchange will be reported as discontinued operations beginning in the fourth quarter of 2015.

The unaudited pro forma financial information giving effect to the Exchange is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference:

	Unaudited Pro Forma Condensed Consolidated Statement of Financial Position at September 30, 2015.
	Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the nine months ended September 30, 2015 and 2014 and each of the years ended December 31, 2014, 2013 and 2012.
	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits.  See Exhibits Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: November 23, 2015	/s/ Jan R. Hauser
Jan R. Hauser Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
99.1	General Electric Company Unaudited Pro Forma Condensed Consolidated Financial Statements.